Exhibit 99.1

This presentation contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements, including factors discussed in "Forward-Looking Statements" in the Company's 2008 Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Except as required by law, the Company assumes no obligation to update any forward-looking statements, and undue reliance should not be placed on these statements. Sandler O'Neill East Coast Financial Services Conference November 11 - 13, 2009 Forward Looking Statements

Kevin P. Riley EVP and CFO Phone: (413) 236-3195 Email: kriley@berkshirebank.com P.O. Box 1308, Pittsfield, MA 01202 - Executive Offices - 66 West Street, Pittsfield, MA 01201 David H. Gonci Corporate Finance Officer Phone: (413) 281-1973 Email: dgonci@berkshirebank.com Michael P. Daly President and CEO Phone: (413) 236-3194 Email: mdaly@berkshirebank.com

Why Invest in Berkshire Hills Bancorp? Strong growth from organic, de novo and acquisition strategies Solid capital and risk management profile Distinctive brand and culture as America's Most Exciting Banksm Diversified integrated financial service revenues Positioned to be regional consolidator in attractive markets Experienced executive team focused on earnings and shareholder value

Our Growing Regional Franchise $2.7 billion in assets; 46 financial centers Massachusetts, New York and Vermont Largest local regional bank Diversified revenues (fees 29%) $700 million assets under management Strong commercial platform

Experienced Leadership Team Michael P. Daly President and CEO Kevin Riley EVP, CFO Sean Gray SVP, Retail Banking Background Bank of America Consumer Market Executive Background TD Banknorth Co-Regional Executive Background Bank of America Managing Director Background KeyBank EVP CFO Lawrence A. Bossidy Chairman David Farrell EVP, Integrated Services Background TJX Companies CVS / Caremark Division President Michael Oleksak EVP, Commercial Banking Shepard Rainie EVP, Risk Management

Distinctive Brand and Culture

Attractive Core Markets Positive Economic Developments New York - Technology Berkshire County - Top Market Springfield - Technology and Healthcare Vermont - Services Fundamentals Better than U. S. Average Unemployment better than U. S. average Real estate values less volatile

2009 Initiatives Strong organic business development Gaining share from national competitors Strengthening regional teams New York commercial leadership Springfield headquarters opening Focus on integrated services Insurance and wealth management Lean Sigma initiatives Successful capital raise Ongoing acquisition focus Not through yet

Business Performance Through Nine Months 10% annualized deposit growth 7% annualized commercial loan growth 14% wealth management annualized new business generation Net interest margin 3.0% Net loan charge-offs 0.52% annualized Decreasing non-interest expense before FDIC premiums 0.93% pre-tax pre-provision ROA; 0.41% GAAP ROA $32 million common stock capital raise; 9.3% tangible equity /tangible assets

2009 Earnings Notes Improving net interest income in Q3 through commercial loan growth, focused deposit and loan pricing and reinvestment of liquid funds $1 million commercial swap fee income for year-to-date Building reserves through provisioning Expense growth target under 2% before FDIC premiums No management incentive compensation

Diversified Revenues and Regional Presence New York Vermont Springfield Berkshire County East 0.09 0.14 0.26 0.51 Banking Fees & Other Insurance Wealth Management Net Interest Income 13252 12622 4811 73234 Diversified Revenues $102 Million Expanding Regional Presence Bank Revenue Mix Note: Diversified revenues are based on last twelve months. Bank revenues are based on 9 mo. 2009 banking revenues. Information as of 9/30/09.

Attractive Business Mix DDA/NOW SAV/MMDA Time < 100M Time > 100M East 0.23 0.37 0.2 0.2 Residential Consumer Commercial 0.32 0.16 0.52 Diversified Loan Portfolio $2.0 Billion Strong Deposit Funding $2.0 Billion

Loan Mix Managed for Quality Growth Focus on commercial loans - 8% annual growth 2008 and 2009 Indirect auto running off in 2010 Strong credit disciplines - no high LTV or sub-prime or Alt A loan programs All lending is to relationships in Berkshire's New England and New York lending areas 2005 2006 2007 2008 3Q09 Commercial Mtg 410.7 566.4 704.8 808 858 C&I 158.7 190.5 203.6 176 178 Residential 549.8 599.2 657 677 626 Consumer 301 342.9 378.6 346 324 $1,986 $2,007 $1,944 $1,699

Diversified Commercial Loan Industry Exposure No loans to out of area relationships Modest residential construction - 3% of total loans Total Commercial Loans = $1.04 Billion As of September 30, 2009 Commercial & Industrial Residential Construction Other Construction Apartments & Dwellings Lodging Commercial Real Estate Rental Other CRE 0.17 0.07 0.05 0.08 0.13 0.23 0.27

Solid Asset Performance Note: Accruing delinquent loans include all accruing loans delinquent 30 days or more. Charge-offs are based on quarterly net charge-offs, annualized. New England and New York NPAs based on median NPAs/assets of exchange traded banks and thrifts per SNL (NPAs are non-accruals and REO) based on data as of 10/29/09. Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Non-performing Assets / Assets 0.0039 0.0042 0.0048 0.0045 0.0051 0.0042 0.0044 0.0048 0.0047 0.0042 0.0085 Accruing Delinquent Loans / Loans 0.0038 0.0036 0.0071 0.0043 0.0044 0.0037 0.0048 0.0051 0.0046 0.0066 0.0042 Net Charge Offs / Loans 0.0011 0.0014 0.0043 0.0063 0.0017 0.0013 0.0019 0.0027 0.005 0.0045 0.0059 0.0074 0.0089 0.0091 0.0092 Conservative investment portfolio - no impairment writedowns Loan loss allowance at 1.22% of total loans NE & NY NPAs

Modest Net Loan Charge-Offs First Nine Months 2009 (Dollar values in thousands) Quarter End Loan Balance Annualized Net Charge-Offs/ Avg. Loans (%) Residential $625,864 0.03% Home Equity 206,228 0.07% Auto and Other Consumer 117,871 1.77% Commercial Business 178,337 0.76% Commercial Real Estate - Other 729,543 0.24% Commercial Construction 128,341 3.34% Total $1,986,184 0.52%

Financial Model Corporate Goal 2008 9 Mo. 2009 3.5% Net Interest Margin 3.4% 3.0% 35% Fee Income/Revenues 28% 29% 55% Bank Efficiency Ratio 59% 66% 1.2% Core Tangible ROA 1.1% 0.6% 7 - 8% Tangible Equity/Assets 9.2% 9.3% 2008 Earnings per share = $2.06 2009 Nine months core earnings per share = $0.55 Note: GAAP ROA was 0.9% in 2008 and 0.4% for 9 mo. 2009. Efficiency ratio 9 mo. 2009 includes FDIC special assessment. GAAP equity/assets was 15.2% at 12/31/08 and 15.3.% at 9/30/09. 2009 nine month GAAP EPS is $0.32. Non-core adjustment primarily based on exclusion of preferred stock dividends in Q2 2009 related to TARP preferred stock prepayment. Core tangible ROA and tangible equity/assets exclude components related to intangible assets.

Why Invest in Berkshire Hills Bancorp? Strong growth from organic, de novo and acquisition strategies Solid capital and risk management profile Distinctive brand and culture as America's Most Exciting Banksm Diversified integrated financial service revenues Positioned to be regional consolidator in attractive markets Experienced executive team focused on earnings and shareholder value

Notes

FOR QUESTIONS, PLEASE CONTACT: David Gonci, Corporate Finance Officer 413-281-1973 - dgonci@berkshirebank.com Ann-Marie Racine, Investor Relations Contact 413-236-3239 - aracine@berkshirebank.com